Exhibit 99.3 (1 of 2)
KeyCorp
Consolidated Balance Sheets
(dollars in millions)

	3-31-09	12-31-08	3-31-08
Assets
Loans	$73,703	$76,504	$76,444
Loans held for sale	1,124	1,027	1,674
Securities available for sale	8,530	8,437	8,419
Held-to-maturity securities	25	25	29
Trading account assets	1,279	1,280	1,015
Short-term investments	2,917	5,221	577
Other investments	1,464	1,526	1,561

Total earning assets	89,042	94,020	89,719
Allowance for loan losses	(2,186)	(1,803)	(1,298)
Cash and due from banks	637	1,257	1,730
Premises and equipment	847	840	712
Operating lease assets	889	990	1,070
Goodwill	916	1,138	1,599
Other intangible assets	112	128	164
Corporate-owned life insurance	2,994	2,970	2,894
Derivative assets	1,707	1,896	1,508
Accrued income and other assets	2,876	3,095	3,394

Total assets	$97,834	$104,531	$101,492

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$23,599	$24,191	$26,527
Savings deposits	1,795	1,712	1,826
Certificates of deposit ($100,000 or more)	13,250	11,991	8,330
Other time deposits	14,791	14,763	12,933

Total interest-bearing deposits	53,435	52,657	49,616
Noninterest-bearing deposits	11,760	11,485	10,896
Deposits in foreign office — interest-bearing	801	1,118	4,190

Total deposits	65,996	65,260	64,702
Federal funds purchased and securities sold under repurchase agreements	1,565	1,557	3,503
Bank notes and other short-term borrowings	2,285	8,477	5,464
Derivative liabilities	932	1,038	465
Accrued expense and other liabilities	1,904	2,523	4,252
Long-term debt	14,978	14,995	14,337

Total liabilities	87,660	93,850	92,723

Equity
Preferred stock, Series A	658	658	—
Preferred stock, Series B	2,418	2,414	—
Common shares	584	584	492
Common stock warrant	87	87	—
Capital surplus	2,464	2,553	1,659
Retained earnings	6,160	6,727	8,737
Treasury stock, at cost	(2,500)	(2,608)	(2,689)
Accumulated other comprehensive income	97	65	393

Key shareholders’ equity	9,968	10,480	8,592
Noncontrolling interest	206	201	177

Total equity	10,174	10,681	8,769

Total liabilities and equity	$97,834	$104,531	$101,492

Common shares outstanding (000)	498,573	495,002	400,071

Exhibit 99.3 (2 of 2)
KeyCorp
Consolidated Statements of Income
(dollars in millions, except per share amounts)

	Three months ended
	3-31-09	12-31-08	3-31-08
Interest income
Loans	$883	$996	$1,123
Loans held for sale	12	18	87
Securities available for sale	108	110	109
Held-to-maturity securities	1	1	1
Trading account assets	13	17	13
Short-term investments	3	8	9
Other investments	12	13	12

Total interest income	1,032	1,163	1,354

Interest expense
Deposits	300	346	428
Federal funds purchased and securities sold under repurchase agreements	1	4	28
Bank notes and other short-term borrowings	6	31	39
Long-term debt	111	143	146

Total interest expense	418	524	641

Net interest income	614	639	713
Provision for loan losses	875	594	187

Net interest (loss) income after provision for loan losses	(261)	45	526

Noninterest income
Trust and investment services income	117	138	129
Service charges on deposit accounts	82	90	88
Operating lease income	61	64	69
Letter of credit and loan fees	38	42	37
Corporate-owned life insurance income	27	33	28
Electronic banking fees	24	25	24
Insurance income	18	15	15
Investment banking and capital markets income	18	6	8
Net securities (losses) gains	(14)	(5)	3
Net (losses) gains from principal investing	(72)	(37)	11
Net gains (losses) from loan securitizations and sales	8	3	(101)
Gain from sale/redemption of Visa Inc. shares	105	—	165
Other income	80	21	54

Total noninterest income	492	395	530

Noninterest expense
Personnel	362	411	409
Net occupancy	66	68	66
Operating lease expense	50	55	58
Computer processing	47	51	47
Professional fees	35	51	23
FDIC assessment	30	3	2
Equipment	22	22	24
Marketing	14	25	14
Intangible assets impairment	223	465	—
Other expense	124	151	90

Total noninterest expense	973	1,302	733

(Loss) income before income taxes	(742)	(862)	323
Income taxes	(244)	(335)	104

Net (loss) income	(498)	(527)	219
Less: Net (loss) income attributable to noncontrolling interest	(10)	(3)	1

Net (loss) income attributable to Key	$(488)	$(524)	$218

Net (loss) income attributable to Key common shareholders	$(536)	$(554)	$218

Per common share:
Net (loss) income attributable to Key	$(1.09)	$(1.13)	$.55
Net (loss) income attributable to Key — assuming dilution	(1.09)	(1.13)	.54
Cash dividends declared	.0625	.0625	—

Weighted-average common shares outstanding (000)	492,813	492,311	399,121
Weighted-average common shares and potential common shares outstanding (000)	492,813	492,311	399,769